UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

BLUE OWL CAPITAL CORPORATION III

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01345	84-4493477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue,
37th Floor
New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OBDE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 7, 2024, Blue Owl Capital Corporation III, a Maryland corporation (“OBDE”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Owl Capital Corporation, a Maryland corporation (“OBDC”), Cardinal Merger Sub, Inc., a Maryland corporation and wholly-owned subsidiary of OBDC (“Merger Sub”), and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC, a Delaware limited liability company (“BOCA”) and investment adviser to OBDC, and Blue Owl Diversified Credit Advisors LLC, a Delaware limited liability company (“BODCA”) and investment adviser to OBDE. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”) of the Mergers (as defined below), Merger Sub will merge with and into OBDE, with OBDE continuing as the surviving company and as a wholly-owned subsidiary of OBDC (the “Initial Merger”) and, immediately thereafter, OBDE will merge with and into OBDC, with OBDC continuing as the surviving company (the “Second Merger” and, together with the Initial Merger, the “Mergers”). The boards of directors of both OBDC and OBDE, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of the independent directors of OBDC and OBDE, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, each share of common stock, par value $0.01 per share, of OBDE (“OBDE Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OBDC or any of its consolidated subsidiaries) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OBDC (“OBDC Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger (such date, the “Determination Date”) each of OBDC and OBDE will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OBDC, the “Closing OBDC NAV” and such calculation with respect to OBDE, the “Closing OBDE NAV”), in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties) historically used by OBDC or OBDE, as applicable, in preparing the calculation of NAV per share of OBDC Common Stock or OBDE Common Stock, as applicable (with an accrual for any dividends declared and not yet paid). The Closing OBDC NAV and Closing OBDE NAV, as applicable, will be updated under the circumstances set forth in the Merger Agreement.

The Exchange Ratio will be calculated as follows:

(i) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is less than or equal to 100%, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of the OBDE Per Share NAV and the OBDC Per Share NAV;

(ii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 100% but less than or equal to 104.50%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) the sum of (i) 1.00 and (ii) 50% of the difference between (a) the quotient of (I) the OBDC Common Stock Price and (II) the OBDC Per Share NAV and (b) 1.00 and (B) the OBDC Common Stock Price; or

(iii) if the quotient of the OBDC Common Stock Price and the OBDC Per Share NAV is greater than 104.5%, then the Exchange Ratio shall be equal to the quotient (rounded to the fourth nearest decimal) of (A) the product of (x) the OBDE Per Share NAV and (y) 102.25% and (B) the OBDC Common Stock Price.

Fees and Expenses

Except with respect to (i) costs and expenses of printing and mailing the registration statement and all filing and other fees paid to the Securities and Exchange Commission (“SEC”) in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) fees and expenses for legal services to OBDC, OBDE and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby, which, in each case, shall be borne equally by OBDC and OBDE, all fees and expenses incurred in connection with the Mergers, the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated provided that, for the avoidance of doubt, all fees and expenses of Merger Sub shall be paid by OBDC. Solely in the event the Mergers are consummated, BOCA shall reimburse each of OBDC and OBDE for 50% of all fees and expenses incurred and payable by OBDE or on its behalf, on the one hand, or OBDC or on its behalf, on the other hand, in connection with or related to the Mergers, the Merger Agreement and the transactions contemplated thereby (including all documents fees and expenses of counsel, accountants, experts and consultants to OBDE or the OBDE Special Committee, on the one hand, or OBDC or the OBDC Special Committee, on the other hand) with the amount reimbursed by BOCA to be allocated among OBDC and OBDE in a mutually agreeable manner; provided, however, that the aggregated amount of such fees and expenses reimbursed by BOCA shall not exceed $4,250,000.

Representations, Warranties and Covenants

The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of OBDC’s and OBDE’s businesses during the period prior to the closing of the Mergers. OBDC and OBDE have agreed to convene and hold shareholder meetings for the purpose of obtaining the approvals required of OBDC’s and OBDE’s shareholders, respectively, and have agreed to recommend that the shareholders approve the applicable proposals.

The Merger Agreement provides that neither OBDC nor OBDE may solicit proposals relating to alternative transactions, nor, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, each of the OBDC board of directors and the OBDE board of directors may, subject to certain conditions, change its recommendation to the applicable shareholders or terminate the Merger Agreement and enter into an agreement with respect to a superior alternative proposal if it determines in its reasonable good faith judgment, after consultation with its outside legal counsel and on the recommendation of the applicable Special Committee, that the failure to take such action would be inconsistent with applicable fiduciary standards (taking into account any changes to the Merger Agreement proposed by OBDC or OBDE, as applicable).

Conditions to the Mergers

Consummation of the Mergers, which is expected to occur in the first quarter of 2025, is subject to certain closing conditions, including (1) requisite approvals of OBDE’s and OBDC’s shareholders, (2) the absence of certain enumerated legal impediments to the consummation of the Mergers, (3) effectiveness of the registration statement for the OBDC Common Stock to be issued as consideration in the Mergers, (4) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) the absence of a material adverse effect in respect of OBDE or OBDC, and (7) the receipt of customary legal opinions to the effect that the Mergers will be treated as a “reorganization” within the meaning of Section 368(a) of the Code by the parties.

Termination

The Merger Agreement also contains certain termination rights in favor of OBDC and OBDE, including if the Mergers are not completed on or before August 6, 2025 or if the requisite approvals of OBDC and OBDE shareholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, an unaffiliated third party acquiring OBDE or OBDC may be required to pay OBDC or OBDE, as applicable, a termination fee of approximately $57.6 million or $179.8 million, respectively.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and the terms of which are incorporated herein by reference.

The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.

Item 7.01.	Regulation FD Disclosure.

On August 7, 2024, OBDC and OBDE issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by OBDC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this Current Report constitute forward-looking statements because they relate to future events, future performance or financial condition of OBDC or OBDE or the two-step merger (collectively, the “Mergers”) of OBDE with and into OBDC. The forward-looking statements may include statements as to: future operating results of OBDC and OBDE and distribution projections; business prospects of OBDC and OBDE and the prospects of their portfolio companies; and the impact of the investments that OBDC and OBDE expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Mergers; (iv) the percentage of OBDC and OBDE shareholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that shareholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment; (x) the impact of geo-political conditions, including revolution, insurgency, terrorism or war, including those arising out of the ongoing war between Russia and Ukraine and the escalated conflict in the Middle-East, including the Israel-Hamas conflict, and general uncertainty surrounding the financial and political stability of the United States (including uncertainties related to the 2024 U.S. presidential election), the United Kingdom, the European Union and China, on financial market volatility, global economic markets, and various markets for commodities globally such as oil and natural gas; (xi) future changes in law or regulations; (xii) conditions to OBDC’s and OBDE’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) an economic downturn, elevated interest and inflation rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, and the risk of recession or a shutdown of government services could impact business prospects of OBDC and OBDE and their portfolio companies or following the closing of the Mergers, the combined company; (xiv) the ability of BOCA to locate suitable investments for the combined company and to monitor and administer its investments; (xv) the ability of BOCA to attract and retain highly talented professionals; and (xvi) other considerations that may be disclosed from time to time in OBDC’s and OBDE’s publicly disseminated documents and filings with the SEC. OBDC and OBDE have based the forward-looking statements included in this Current Report on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OBDC and OBDE undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OBDC and OBDE in the future may file with the SEC, including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, OBDC and OBDE plan to file with the SEC and mail to their respective shareholders a joint proxy statement/prospectus (the “Joint Proxy Statement”) and OBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OBDC. The Joint Proxy Statement and the Registration Statement. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF OBDC AND OBDE ARE URGED TO READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OBDC, OBDE, THE MERGERS AND RELATED MATTERS. Investors and security holders will be able to obtain the documentation filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and for documents filed by OBDC, from OBDC’s website at https://www.blueowlcapitalcorporation.com and for documents filed by OBDE, from OBDE’s website at https://www.blueowlcapitalcorporationiii.com.

Participation in the Solicitation

OBDC, its directors, certain of its executive officers and certain employees and officers of BOCA and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDC is set forth in its proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024. OBDE, its directors, certain of its executive officers and certain employees and officers of BODCA and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about directors and executive officers of OBDE is set forth in its proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 28, 2024. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OBDC and OBDE shareholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, by and among Blue Owl Capital Corporation, Blue Owl Capital Corporation III, Cardinal Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Credit Advisors LLC and Blue Owl Diversified Credit Advisors LLC, dated as of August 7, 2024.

99.1	Joint Press Release, dated as of August 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Capital Corporation III

August 7, 2024	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer